Annual Report


New IncomeFund

May 31, 2002

T. Rowe Price



TABLE OF CONTENTS
--------------------------------------------------------------------------------

Highlights                                                          1

Portfolio Manager's Report                                          2
  Interest Rates and Economy                                        2
  Market Activity                                                   3
  Performance and Strategy Review                                   3
  Outlook                                                           6

Performance Comparison                                              7

Financial Highlights                                                8

Portfolio of Investments                                            9

Statement of Assets and Liabilities                                20

Statement of Operations                                            21

Statement of Changes in Net Assets                                 22

Notes to Financial Statements                                      23

Report of Independent Accountants                                  30

Tax Information                                                    31

About the Fund's Directors and Officers                            32


REPORTS ON THE WEB
Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.



Highlights
--------------------------------------------------------------------------------

o After aggressively lowering interest rates in 2001, the Fed kept rates steady through May 31.

o Returns on investment-grade bonds were modestly positive for the last six months.

o New Income's 6- and 12-month performance surpassed the Lipper peer group average but trailed the Lehman Brothers benchmark.

o We expect the economy to grow moderately in coming months, the Fed to nudge up interest rates in the fall, and dividends to generate the bulk of returns going forward.



Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 5/31/02                             6 Months            12 Months
--------------------------------------------------------------------------------
New Income Fund                                       1.57%                7.68%

Lehman Brothers
U.S. Aggregate Index                                  2.25                 8.10

Lipper Average of Corporate
Bond Funds A-Rated                                    1.28                 6.49



Price and Yield
--------------------------------------------------------------------------------
                                                  11/30/01              5/31/02
--------------------------------------------------------------------------------
Price Per Share                            $          8.79      $          8.70

Dividends Per Share

  For 6 months                                        0.25                 0.22

  For 12 months                                       0.51                 0.47

30-Day Dividend Yield*                                5.22%                5.00%

30-Day Standardized
Yield to Maturity                                     5.08                 5.08

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.



Portfolio Manager's Report
--------------------------------------------------------------------------------

After aggressively lowering interest rates in 2001, the Fed kept rates steady through May as it waited for signs of an economic recovery. The New Income Fund delivered modest gains from income in the latest six-month period and solid gains from income and capital appreciation during the 12 months ended May 31, 2002, as investor demand for the relative safe haven of high-quality bonds increased.



INTEREST RATES AND ECONOMY

The economy changed dramatically over the latest six-month period, moving from recession to expansion as signs of recovery emerged early in 2002. GDP growth climbed at an annualized 6.1% clip in the first quarter, driven by an end to the inventory liquidation cycle, which supported production and employment trends. At the same time, corporate cost-cutting and strong productivity gains improved profit margins and prospects for stronger earnings. With inflation subdued, the Federal Reserve reduced the fed funds target rate to 1.75%-a 40-year low-near the end of 2001 and held it steady through the end of the reporting period to encourage recovery.


Interest Rate Levels
--------------------------------------------------------------------------------

                  10-Year           5-Year           2-Year
                  Treasury          Treasury         Treasury
                  Note              Note             Note
--------------------------------------------------------------------------------
5/31/01           5.38              4.91             4.18
                  5.41              4.95             4.24
                  5.05              4.53             3.79
8/31/01           4.83              4.38             3.63
                  4.59              3.80             2.85
                  4.23              3.47             2.42
11/30/01          4.75              4.06             2.84
                  5.05              4.30             3.02
                  5.03              4.37             3.16
2/28/02           4.88              4.19             3.06
                  5.40              4.84             3.72
                  5.09              4.41             3.22
5/31/02           5.04              4.35             3.19


Over the last 12 months, the Treasury yield curve steepened as short-maturity yields fell further than the yields of long-term issues. Falling rates are generally positive for bond prices, and since last May intermediate-term bonds generally outpaced long-maturity issues. During the past six months, however, rates shifted directions several times and ended the period somewhat higher than their trough in late 2001. Except for very low rates in November 2001, yields have remained in a very narrow range in spite of the market's concern about the economy's transition from recession to expansion and the government's budget deficit. Volatile equity markets and investor concerns about accounting standards, a lack of corporate governance, and geopolitical events, however, have dampened the move toward higher rates and fueled demand for high-quality, fixed-income securities with short and intermediate maturities. Bearish developments, including the specter of improving economic prospects, a weakening dollar, and higher interest rates abroad (except in Japan) remain secondary considerations for investors for the time being.



MARKET ACTIVITY

Bond Market Returns
--------------------------------------------------------------------------------

Periods Ended 5/31/02

                 6-Month Return               12-Month Return
--------------------------------------------------------------------------------
Treasury          1.15                        7.47

Mortgage          3.32                        8.38

AAA               2.30                        8.42

BBB               0.32                        6.06

BBB/BB            4.93                        12.25

Source: Salomon Smith Barney


Treasury issues struggled during the last six months, with income barely offsetting principal loss. Many lower tier (A, BBB) investment-grade corporate bonds also languished, as investors evaluated the stream of news items about accounting practices and debt burdens. Problems reached far above the Enrons of the world into the ranks of blue chip corporations; even perennial favorites like General Motors Acceptance Corp., Ford, and AT&T were downgraded. Utilities, cable, and telecom companies came under special scrutiny, with the result that many bonds in these sectors lagged the overall investment-grade market. Financial companies, in contrast, performed relatively well, since the steepening yield curve meant they could borrow at low short-term rates and lend at higher long-term rates. Overall, a gap opened up between the performance of top- and lower-tier investment-grade bonds.



PERFORMANCE AND STRATEGY REVIEW

The improving economic news in recent months was not necessarily good news for bond investors. Bond prices have been mixed in 2002, reflecting uncertainty about economic and political factors, and against a backdrop of stronger economic growth. Your fund's 6- and 12-month returns consisted of steady income and mixed share price appreciation. In both cases, the fund outperformed the Lipper average for similar funds but lagged the Lehman Brothers benchmark.

Our investment strategy focuses on fundamental analysis of the companies, sectors, and types of securities in which we invest. We analyze government, mortgage, asset-backed, and corporate bonds, as well as the credit market trends in the U.S. and selected foreign markets, in search of investment-grade (BBB rated and higher) securities that offer relatively high yields and stable or improving credit quality.

Several investment themes underpinned our research during the latest period. In the corporate arena, many companies trimmed their debt loads in an effort to improve credit quality and in response to demands from creditors and bondholders. While undertaking this process generates short-term stress, it produces long-term positives for the firm and the credit markets in general. Since the collapse of Enron, Global Crossing, and other large icons, we have redoubled our efforts to guard against owning bonds that could be dragged down by negative headlines. SEC investigations and regulatory probes can tarnish entire sectors, marring even solid credits. However, addressing concerns and the loss of trust relating to inadequate accounting and corporate governance, while painful, is also beneficial to the long-term health of the capital markets.


Portfolio Characteristics
--------------------------------------------------------------------------------


Periods Ended                                     11/30/01              5/31/02
--------------------------------------------------------------------------------
Weighted Average
Maturity (years)                                       7.4                  7.6

Weighted Average Effective
Duration (years)                                       4.9                  4.6

Weighted Average Quality*                              AA+                  AA+
--------------------------------------------------------------------------------
* Based on T. Rowe Price research.

Overnight lending rates are accomodative, at 1.75%, in light of the prospects for improving economic performance going forward. In the first quarter, the Federal Reserve shifted to a neutral monetary policy outlook, and rising interest rates are now expected. The remaining questions are when and how much rates will rise. Throughout the period we reduced our Treasury holdings and positioned the portfolio for potential rate hikes. Low short-term Treasury rates and the prospect of economic expansion challenged us to focus on sectors and securities that generate additional yield.

For much of the six-month period, maintaining a modestly defensive portfolio duration, below that of our benchmark, proved unrewarding. Because the Federal Reserve did not raise rates and the yield curve steepened, we missed opportunities to use lower-yielding cash to purchase higher-yielding intermediate-term securities. Recent adjustments reflect our more neutral interest rate view and our belief that the Fed may not begin to raise rates until the fall.

Your portfolio has maintained a strong and growing commitment to mortgage, corporate, and asset-based obligations. The mortgage allocation increased to 36% from 32% during the six-month period, and the sector delivered strong relative returns. Asset-backed securities also remained a reliable source of additional yield. Our positioning in these sectors resulted in strong relative performance compared to our peer group.


Security Diversification
--------------------------------------------------------------------------------

Mortgage-Backed Securities                  36%

Corporate Bonds and Convertibles            30%

U.S. Treasuries                             17%

Asset Backed Securities                      6%

U.S. Agency Obligations                      4%

Foreign Gov't & Municipalities               4%

Cash and Other                               3%

Based on net assets as of 5/31/02.


Confidence in our research capabilities and a long-term positive fundamental view of the corporate sector kept us actively engaged in the credit market. During the last six months, a general overweighting in the sector was beneficial. High-quality banking and insurance issues performed well, as did several lower-quality securities in the automotive and defense industries. However, evading the downdraft associated with a barrage of negative news relating to the telecom and energy sectors proved difficult. SEC probes, accounting irregularities, and rating agency downgrades brought severe market pressure to several holdings including WorldCom, Qwest, Tyco International, and Williams. Fortunately, modest exposure to these volatile securities, coupled with broad diversification, mitigated the negative impact on performance. Nevertheless, our analysts believe that these and other out-of-favor issues offer opportunity.

U.S. equity market volatility and concerns about corporate accounting lead us to question whether foreigners will continue to find U.S. dollar-denominated bonds attractive. Foreign investment is critical for funding the growing U.S. trade deficit, and a more discriminating international investment community could lead to ongoing dollar weakness. Higher yields overseas and in Canada also helped build a compelling case for adding more nondollar securities to the portfolio. At the end of the reporting period, our foreign exposure widened to 4%, divided among assets denominated in the Australian dollar, Canadian dollar, and the euro.


OUTLOOK

We believe the conditions for an economic recovery are in place. Previous fiscal stimulus programs and low inflation supported consumer strength during the recession. However, the Fed seems likely to maintain the "neutral" stance it recently adopted, meaning it sees the risks of rising inflation and renewed economic weakness as about evenly balanced. If the recovery continues, it is reasonable to anticipate a series of gradual fed funds rate increases-perhaps in the third and fourth quarters.

Given the potential for the Fed to start raising short-term rates sometime this year, we expect to maintain a somewhat cautious investment regime. However, since longer-term interest rates did not decline sharply when short-term rates plummeted last year, we do not think they will rise substantially as the recovery proceeds. Rather, we see a flatter yield curve as money market rates return to more normal levels. Apart from interest rate movements, a stronger economy should benefit corporate and other non-Treasury sectors, which have suffered from credit concerns. We trust our research capabilities and our ability to add value through superior sector and credit selection. In summary, we see a relatively good bond environment with returns generated primarily by income.

Respectfully submitted,

William T. Reynolds
President of the fund and chairman of its Investment Advisory Committee

June 19, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price New Income Fund
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


NEW INCOME FUND
--------------------------------------------------------------------------------

As of 5/31/02


                  Lehman Bros.
                  U.S. Aggregate                     New Income
                  Index                              Fund
--------------------------------------------------------------------------------
5/31/92           10000                              10000
5/31/93           11130                              10946
5/31/94           11210                              11099
5/31/95           12497                              12334
5/31/96           13044                              12790
5/31/97           14129                              13774
5/31/98           15671                              15267
5/31/99           16354                              15422
5/31/00           16698                              15597
5/31/01           18888                              17553
5/31/02           20419                              18901



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/02       1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
New Income Fund              7.68%          7.02%        6.53%          6.57%


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price New Income Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                  Year
                  Ended
                 5/31/02     5/31/01     5/31/00     5/31/99     5/31/98

NET ASSET VALUE

Beginning of
period         $    8.53   $    8.07   $    8.50   $    9.09   $    8.77


Investment activities

  Net investment
  income (loss)     0.47        0.53        0.52        0.54        0.57

  Net realized
  and unrealized
  gain (loss)       0.17        0.46       (0.43)      (0.45)       0.36

  Total from
  investment
  activities        0.64        0.99        0.09        0.09        0.93


Distributions
  Net investment
  income           (0.47)      (0.53)      (0.52)      (0.54)      (0.57)

  Net realized
  gain                --          --          --       (0.14)      (0.04)

  Total
  distributions    (0.47)      (0.53)      (0.52)      (0.68)      (0.61)


NET ASSET VALUE

End of
period         $    8.70   $    8.53   $    8.07   $    8.50   $    9.09
-------------------------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)           7.68%      12.54%       1.13%       1.02%      10.84%

Ratio of total
expenses to
average
net assets          0.72%       0.73%       0.73%       0.72%       0.71%

Ratio of net
investment income
(loss) to average
net assets          5.38%       6.30%       6.32%       6.16%       6.31%

Portfolio
turnover
rate                 222%      112.1%       83.6%       94.3%      147.3%

Net assets,
end of period
(in millions)  $   1,863   $   1,684   $   1,633   $   1,942   $   2,076


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.


The accompanying notes are an integral part of these financial statements.



T. Rowe Price New Income Fund
--------------------------------------------------------------------------------
                                                                   May 31, 2002


Portfolio of Investments                        Par/Shares                Value
--------------------------------------------------------------------------------
                                                             In thousands


CORPORATE BONDS AND NOTES  30.1%

Aerospace & Defense  0.4%

Northrop Grumman, Sr. Notes,
  7.125%, 2/15/11 @                        $         8,000      $         8,383
                                                                          8,383

Automobiles and Related  1.6%

DaimlerChrysler, Sr. Notes, 7.30%, 1/15/12           5,230                5,481

Ford Motor, Sr. Notes, 7.45%, 7/16/31               12,730               12,338

General Motors Acceptance Corp.,
  Sr. Notes, 8.00%, 11/1/31 @                       11,200               11,949
                                                                         29,768

Banking  2.5%

Banco Generale,
  Sr. Notes, 144A, 7.70%, 8/1/02                    10,000               10,025

Banco Santiago,
  Sr. Sub. Notes, 7.00%, 7/18/07 @                   9,335                9,548

Bank One, Sr. Notes, 5.50%, 3/26/07                  4,350                4,446

Colonial Bank,
  Sr. Sub. Notes, 9.375%, 6/1/11                     7,700                8,294

MBNA America Bank,
  Sr. Notes, 6.50%, 6/20/06                          8,500                8,761

Regions Financial Corporation,
  Sr. Sub. Notes, 6.375%, 5/15/12                    5,300                5,389
                                                                         46,463

Cable Operators  1.2%

Clear Channel Communications,
  Sr. Notes, 7.875%, 6/15/05                         8,500                8,978

Comcast Cable Communications,
  Sr. Notes, 6.75%, 1/30/11 @                       13,500               13,031
                                                                         22,009

Canadian Government and Municipalities  1.5%

Canada Government, 3.50%, 6/1/04 (CAD)              44,500               28,767
                                                                         28,767


Conglomerates  0.4%

Tyco International,
  Sr. Notes, 5.80%, 8/1/06 @                         8,275                7,365
                                                                          7,365


Diversified Chemicals  0.2%

Praxair, Sr. Notes, 6.75%, 3/1/03                    4,500                4,626
                                                                          4,626


Electric Utilities  3.9%

Allegheny Energy Supply,
  Sr. Notes, 144A, 8.25%, 4/15/12                    8,050                8,324

Constellation Energy Group,
  Sr. Notes, 6.35%, 4/1/07 @                         8,500                8,727

Consumers Energy Group, 1st Mtg.,
  6.00%, 3/15/05                                     5,670                5,740

First Energy, Sr. Notes, 7.375%, 11/15/31            6,410                6,086

Korea Electric Power,
  Sr. Notes, 7.00%, 10/1/02                          5,500                5,556

Mirant Americas Generation,
  Sr. Notes, 8.30%, 5/1/11 @                         3,500                3,045

NiSource Finance,
  Sr. Notes, 7.625%, 11/15/05              $         6,700      $         6,746

PG&E National Energy,
  Sr. Notes, 10.375%, 5/16/11                        7,590                5,693

PPL Energy, Sr. Notes, 6.40%, 11/1/11                4,870                4,656

Sempra Energy, Sr. Notes, 6.80%, 7/1/04              8,900                9,253

Teco Energy, Sr. Notes, 7.00%, 5/1/12 @              2,960                3,013

TXU, Sr. Notes, 6.375%, 6/15/06 @                    4,950                5,046
                                                                         71,885

Electronic Components  0.3%

Arrow Electronics,
  Sr. Notes, 8.20%, 10/1/03                          6,200                6,247
                                                                          6,247

Energy  0.9%

PDVSA Finance, Sr. Notes, 6.80%, 11/15/08            8,000                6,984

YPF Sociedad Anonima
  Sr. Notes
    7.25%, 3/15/03 @                                10,000                7,900
    10.00%, 11/2/28                                  4,660                2,563
                                                                         17,447

Entertainment and Leisure  0.6%

International Speedway,
  Sr. Notes, 7.875%, 10/15/04                       10,000               10,415
                                                                         10,415


Exploration and Production  0.5%

Canadian Natural Resources,
  Sr. Notes, 7.20%, 1/15/32                          5,200                5,215

Devon Energy, Sr. Notes, 7.95%, 4/15/32              4,225                4,585
                                                                          9,800

Finance and Credit  1.8%

CIT Group, Sr. Notes, 7.75%, 4/2/12 @                4,305                4,400

Countrywide Home Loans,
  Sr. Notes, 5.50%, 2/1/07 @                         8,200                8,254

Household Finance,
  Sr. Notes, 7.00%, 5/15/12 @                        7,200                7,294

International Lease Finance,
  Sr. Notes, 6.375%, 3/15/09                         5,520                5,609

PHH, Sr. Notes, 8.125%, 2/3/03                       7,000                7,207
                                                                         32,764


Food Processing  0.7%

Kraft Foods, Sr. Notes, 6.25%, 6/1/12 @              6,400                6,530

McCormick, Sr. Notes, 6.40%, 2/1/06                  7,300                7,549
                                                                         14,079


Foreign Government and Municipalities
(Excluding Canandian)  2.3%

Banco Latinoamericano,
  Sr. Notes, 6.55%, 4/15/03                          7,900                7,978

Bundesobligation,
  Sr. Notes, 4.00%, 2/16/07 (EUR)                   10,000                9,025

Bundesrepublic,
  Sr. Notes, 5.00%, 1/4/12 (EUR)           $        11,300      $        10,419

European Investment Bank
  Sr. Notes, 6.00%, 7/15/05 (AUD)                   16,500                9,313

Petroleos Mexicanos,
  Sr. Notes, 9.25%, 3/30/18 @                        5,000                5,360
                                                                         42,095


Gas & Gas Transmission  1.9%

Coastal
  Sr. Notes
    6.50%, 5/15/06 @                                 9,400                9,225
    7.50%, 8/15/06                                   5,000                5,079

Dynegy Holdings,
  Sr. Notes, 8.75%, 2/15/12 @                        6,565                5,055

Kinder Morgan Energy Partners,
  Sr. Notes, 7.75%, 3/15/32                          6,170                6,531

Noram Energy, Sr. Notes, 6.50%, 2/1/08               2,582                2,342

Southern Natural Gas,
  Sr. Notes, 8.00%, 3/1/32                           2,970                2,924

Williams Companies,
  Sr. Notes, 7.625%, 7/15/19                         4,400                3,740
                                                                         34,896

Insurance  1.9%

AIG Sunamerica Global Financing XII,
  Sr. Notes, 144A 5.30%, 5/30/07                     6,070                6,155

Allstate Financial Global Funding,
  Sr. Notes, 144A 5.25%, 2/1/07                      9,000                9,034

Jefferson Pilot Capital Trust A,
  Jr. Sub. Notes, 144A 8.14%, 1/15/46                3,000                2,966

Sun Life of Canada U.S. Capital Trust,
  Jr. Sub. Notes, 144A 8.526%, 5/29/49               7,000                7,453

XL Capital Finance,
  Sr. Notes, 6.50%, 1/15/12 @                        9,100                9,330
                                                                         34,938


Investment Dealers  1.2%

Credit Suisse First Boston USA,
  Sr. Notes, 6.50%, 1/15/12 @                       10,000               10,094

Goldman Sachs Group,
  Sr. Notes, 6.60%, 1/15/12 @                        7,660                7,786

Morgan Stanley Group,
  Sr. Notes, 5.80%, 4/1/07 @                         4,650                4,732
                                                                         22,612

Long Distance  0.7%

AT&T, Sr. Notes, 144A, 8.00%, 11/15/31               9,825                8,425

Sprint Capital,
  Sr. Notes, 6.875%, 11/15/28 @                      6,330                4,895
                                                                         13,320


Media and Communications  1.3%

AOL Time Warner,
  Sr. Notes, 7.625%, 4/15/31                        15,000               14,472

Cox Communications
  Sr. Notes
    6.75%, 3/15/11 @                       $         5,000      $         4,732
    7.875%, 8/15/09                                  4,830                4,929
                                                                         24,133

Metals and Mining  0.4%

Phelps Dodge,
  Sr. Notes, 8.75%, 6/1/11 @                         8,000                8,085
                                                                          8,085


Paper and Paper Products  0.9%

Celulosa Arauco Y Constitucion,
  Sr. Notes, 8.625%, 8/15/10 @                       7,500                8,129

Weyerhaeuser,
  Sr. Notes, 5.95%, 11/1/08                          8,900                8,938
                                                                         17,067

Real Estate  0.3%

Simon Debartolo, REIT,
  Sr. Notes, 6.875%, 11/15/06                        4,660                4,845
                                                                          4,845

Retail  0.9%

Federated Department Stores,
  Sr. Notes, 6.625%, 4/1/11 @                       10,000               10,184

Sears Roebuck Acceptance Corp.
  Sr. Notes, 6.70%, 4/15/12                          7,000                7,152
                                                                         17,336

Savings and Loan  0.4%

Greenpoint Bank,
  Sr. Sub. Notes, 9.25%, 10/1/10                     6,000                6,669
                                                                          6,669


Telephones  1.1%

France Telecom, Sr. Notes, 7.75%, 3/1/11            10,835               10,540

Qwest Communications,
  Sr. Notes, 7.50%, 11/1/08 @                       12,000                9,480
                                                                         20,020

Wireline Communications  0.3%

Worldcom
  Sr. Notes
    8.00%, 5/15/06 @                                 7,590                4,175
    8.25%, 5/15/31 @                                 4,000                1,740
                                                                          5,915

Total Corporate Bonds and Notes (Cost  $567,225)                        561,949



ASSET-BACKED SECURITIES  7.7%

Airlines  0.6%

Continental Airlines, PTC
    7.568%, 12/1/06                                  3,210                2,841
    8.312%, 4/2/11                         $         7,657      $         7,150
                                                                          9,991


Auto-Backed  1.2%

Capital Auto Receivables Asset
  Series 2002-2, 4.18%, 10/15/07                    12,600               12,710

Chase Manhattan Auto Owner Trust
  Series 2001-B, Class CTFS
    3.75%, 5/15/08                                   5,353                5,320

Provident Auto Lease Trust,
  7.73%, 10/14/07                                    4,764                4,923
                                                                         22,953


Credit Card-Backed  2.3%

American Express Credit Master Trust
  Series 2001-5, Class A
    2.04%, 11/15/10                                 14,400               14,440

Citibank Credit Card Issuance Trust
  Series 2000-C1, Class C1
    7.45%, 9/15/07                                  11,075               11,809

MBNA Master Credit Card Trust II
  Series 1998-E, Class A, 2.125%, 9/15/10            7,575                7,582
  Series 2000-D, Class C, 8.40%, 9/15/09             8,400                9,244
                                                                         43,075


Motorcycles  0.4%

Harley Davidson Motorcycle Trust
  Series 2002-1, Class B, 4.36%, 1/15/10             7,440                7,528
                                                                          7,528


Recreational Vehicles  1.3%

Chase Manhattan RV Owner Trust
  Series 1997-A, Class B, 6.54%, 8/15/17            11,795               12,124

CIT RV Trust, 6.35%, 4/15/11                        11,914               12,250
                                                                         24,374


Stranded Asset  0.9%

Reliant Energy Transition Bond
  Series 2001-1, Class A4, 5.63%, 9/15/15           17,147               16,628
                                                                         16,628


Transportation (excluding Rail Road)  1.0%

Atlas Air, 7.63%, 1/2/15                             9,172                7,949

Federal Express, 8.25%, 1/15/19                      9,674               10,590
                                                                         18,539

Total Asset-Backed Securities (Cost  $143,189)                          143,088



EQUITY AND CONVERTIBLE SECURITIES  2.2%

Automobiles and Related  0.3%

Ford Motor Company Capital Trust II,
  Cv. Pfd. Stock                           $            54      $         3,275

GM, Series A, Cv. Pfd. Stock @                          54                1,488
                                                                          4,763


Banking  0.0%

Silicon Valley Bancshares, Pfd. Stock                   30                  714
                                                                            714


Building and Real Estate  1.0%

Equity Office Properties Trust,
  Series B, Cv. Pfd. Stock                              60                2,723

Equity Residential Properties Trust
  Series G, REIT, Cv. Pfd. Stock                       190                4,725

Reckson Associates Realty,
  Series A, Cv. Pfd. Stock                             429               10,413
                                                                         17,861


Computer Service & Software  0.2%

Juniper Networks, Cv. Bonds,
  4.75%, 3/15/07                                     4,125                3,074
                                                                          3,074


Electric Utilities  0.0%

Calpine, Sr. Cv. Bonds, 144A,
  4.00%, 12/26/06                                      775                  698
                                                                            698


Electronic Components  0.1%

Analog Devices, Sr. Cv. Bonds,
  4.75%, 10/1/05                                     2,000                1,918
                                                                          1,918


Media and Communications  0.1%

Mediaone Group, Cv. Pfd. Stock                         173                2,769
                                                                          2,769


Telecom Equipment  0.1%

Corning, Cv. Bonds, Zero Coupon, 11/8/15             6,006                2,879
                                                                          2,879


Telecommunications  0.3%

Cienna, Cv. Bonds, 3.75%, 2/1/08                     7,750                4,904
                                                                          4,904


Telephones  0.1%

Liberty Media/Sprint PCS,
  Cv. Bonds, 4.00%, 11/15/29                         2,750                1,483
                                                                          1,483

Total Equity and Convertible Securities (Cost  $143,189)                 41,063



NON-U.S. GOVERNMENT MORTGAGE-
BACKED SECURITIES  9.4%

Commercial Mortgage-Backed  2.2%

COMM 2000, Series 2000-C1, Class B, CMO
  7.494%, 4/15/10                          $         8,400      $         9,109

JP Morgan Chase Commercial Mortgage
Securities, CMO
  6.244%, 4/15/35                                    9,900               10,286

Prudential Securities Secured Financing
  CMO, 6.074%, 1/15/08                              10,200               10,557

Salomon Brothers Mortgage
Securities VII, CMO
  6.226%, 12/18/35                                  10,875               11,276
                                                                         41,228


Home Equity Loans-Backed  3.8%

BankBoston Home Equity Loan Trust,
  Series 1998-1, Class A6 6.35%, 2/25/13             6,286                6,498

Chase Funding Mortgage Loan
  Series 1998-1, Class IM1, 6.59%, 5/25/28           4,190                4,287
  Series 2002-1, Class 1A3, 5.039%, 12/25/2         10,675               10,771

GE Capital Mortgage Services,
  6.465%, 6/25/28                                   11,765               12,281

GSR Mortgage Loan Trust, Series 2001-1,
  Class A12 4.612%, 10/25/31                        18,736               18,812

Mellon Residential Funding, Series 2001-HEIL,
  Class A3 5.945%, 2/25/11                          17,750               18,272
                                                                         70,921


Whole Loans-Backed  3.4%

Countrywide Mortgage Backed Securities
  CMO, 6.75%, 11/25/23                               3,630                3,716

GE Capital Mortgage Services,
  6.75%, 8/25/28                                    13,962               14,322

Norwest Asset Securities, CMO,
  6.75%, 10/25/28                                   11,509               11,568

Residential Accredit Loans
  CMO
    6.75%, 7/25/28                                   7,500                7,684
    7.25%, 11/25/27                                  9,497                9,701

Residential Funding Mortgage, CMO,
  6.50%, 1/25/29                                     7,512                7,632

Summit Mortgage Trust
  Series 2002-1, Class A2, CMO
    6.138%, 2/26/29                                  7,600                7,754
         62,377

Total Non-U.S. Government Mortgage-Backed
Securities (Cost  $170,791)                                             174,526



U.S. GOVERNMENT MORTGAGE-
BACKED SECURITIES  26.7%

U.S. Government Agency Obligations  17.6%

Federal Home Loan Mortgage
    5.00%, 1/1/09                          $        12,806      $        12,778
    5.50%, 4/1/29                                    1,789                1,732
    6.50%, 12/21/23 - 6/1/24                         5,261                5,407
    7.00%, 2/1/24 - 8/1/31                           3,687                3,833
    7.50%, 5/1 - 6/1/24                              1,757                1,859

  CMO
    6.50%, 7/15/11 - 3/15/23                        24,754               25,880
    7.00%, 11/15/22                                  3,621                3,743
  Principal Only, 8/1/28                             4,770                3,832

  PTC
    6.50%, 11/1/04                                       1                    1
    8.00%, 6/1/08                                       10                   10
    10.50%, 7/1/11 - 8/1/20                            150                  164
    11.00%, 11/1/17 - 7/1/20                           111                  125
  TBA, 7.00%, 1/1/32                                   726                  750

Federal National Mortgage Assn.
    5.00%, 1/1/09                                    4,224                4,203
    6.00%, 4/1/14 - 1/1/29                          11,396               11,455
    6.50%, 4/1/15                                   12,788               13,240
    7.00%, 11/1/14 - 11/1/30                        11,811               12,358

  CMO
    6.50%, 7/25/16 - 5/25/28                        12,242               12,612
  Interest Only, 6.50%, 2/1/32 +                    29,410                7,913

  TBA
    6.00%, 1/1/17 - 1/1/32                          43,371               43,404
    6.50%, 1/1/17 - 1/1/32                          92,905               94,349
    7.00%, 1/1/32                                   66,516               68,220
                                                                        327,868


U.S. Government Guaranteed Obligations  9.1%

Government National Mortgage Assn.

         I
    6.00%, 3/15 - 11/15/31                          39,028               38,787
    6.50%, 8/15/25 - 5/15/29                        15,943               16,326
    7.00%, 1/15/24 - 4/15/28                        26,616               27,816
    7.50%, 8/15/16 - 8/15/28               $         6,136      $         6,511
    8.00%, 7/15/16 - 10/15/27                       18,925               20,386
    8.50%, 9/15/16 - 7/15/23                         3,824                4,167
    9.00%, 1/15/09 - 11/15/19                          462                  510
    9.50%, 6/15/09 - 3/15/25                           191                  207
    11.00%, 12/15/09 - 1/15/21                       4,403                4,944
    11.50%, 3/15/10 - 10/15/15                         578                  658

         II

    7.00%, 12/20/23 - 11/20/28                       4,167                4,341
    8.50%, 9/20/26                                      15                   16
    9.00%, 6/20/16 - 2/20/18                           283                  310
  CMO, Principal Only, 3/16/28                       5,014                4,271
  GPM, I, 10.25%, 12/15/17 - 11/15/20                  625                  694
  Midget, I, 7.00%, 3/15 - 12/15/13                  6,640                7,011
  TBA, II
    6.00%, 7/1/31                                    8,623                8,542
    6.50%, 7/1/32                                   23,888               24,311
                                                                        169,808

Total U.S. Government Mortgage-Backed
Securities (Cost  $487,679)                                             497,676



U.S. GOVERNMENT OBLIGATIONS/
AGENCIES  20.7%

U.S. Government Agency Obligations  3.9%

Federal Home Loan Mortgage
    5.75%, 1/15/12                                   8,900                8,999
    6.25%, 7/15/32                                   3,357                3,331
    6.75%, 3/15/31                                   2,649                2,804
    6.875%, 1/15/05 @                                4,750                5,098
    7.00%, 3/15/10                                  14,075               15,510

Federal National Mortgage Assn.
    5.75%, 2/15/08 @                                15,045               15,665
    6.25%, 2/1/11                                    8,740                8,993
    7.125%, 1/15/30                                 11,300               12,518
                                                                         72,918


U.S. Treasury Obligations  16.8%

U.S. Treasury Bonds
    6.25%, 8/15/23 @                                21,250               22,462
    6.50%, 11/15/26 @                               31,550               34,461
    7.50%, 11/15/16 @                               25,100               29,801


U.S. Treasury Inflation-Indexed
  Notes, 3.875%, 1/15/09 @                 $        35,754      $        37,944


U.S. Treasury Notes
    3.50%, 11/15/06 @                               34,550               33,523
    4.25%, 11/15/03 @                                4,000                4,084
    4.75%, 11/15/08 @                               10,675               10,723
    5.00%, 8/15/11 @                                57,480               57,342
    6.50%, 8/15/05  @                               66,330               71,739


U.S. Treasury Stripped Interest Payment
  Zero Coupon, 5/15/20 @                            32,250               11,027
                                                                        313,106

Total U.S. Government Obligations/Agencies
(Cost  $385,979)                                                        386,024



OPTIONS PURCHASED  0.1%

Cienna, 151 Contracts (for 100 shares each),
  Put, 1/18/03 @ $20.00 *                               15                  216

Juniper Networks, 250 Contracts (for 100 shares each),
  Put, 1/18/03 @ $22.50 *                               25                  333

Vodafone

  375 Contracts (for 100 shares each),
    Put, 1/18/03 @ $10.00 *                             38                   19

  500 Contracts (for 100 shares each),
    Put, 1/18/03 @ $25.00 *                             50                  512

Total Options Purchased (Cost  $618)                                      1,080



OPTIONS WRITTEN  0.0%

Vodafone
  65 Contracts (for 100 shares each),
    Call, 10/19/02 @ $15.00 *                           (7)                 (11)

  270 Contracts (for 100 shares each),
    Call, 1/18/03 @ $10.00 *                           (27)                (145)

  465 Contracts (for 100 shares each),
    Call, 1/18/03 @ $25.00 *                           (47)                  (9)

Total Options Written (Cost  $(369))                                       (165)



Money Market Funds  16.8%

T. Rowe Price Reserve
Investment Fund, 1.98%, #!                         312,585              312,585

Total Money Market
Funds (Cost  $312,585)                                                  312,585

Total Investments in
Securities 113.7%
of Net Assets
(Cost  $2,111,424)                                              $     2,117,826


Futures Contracts
                                  Contract    Unrealized
                    Expiration    Value       Gain (Loss)
                    ----------    --------    -----------
                                       In thousands


Short, 30 ten year
U.S. Treasury
Notes contracts,
$50,000 of
U.S. Treasury
Notes pledged
as initial
margin              6/02          $ 3,202     $ (24)

Net payments
(receipts) of
variation
margin to date                                   27

Variation margin
receivable (payable)
on open futures contracts                                                     3

Other Assets Less Liabilities                                          (254,423)

NET ASSETS                                                      $     1,863,406
                                                                ---------------


      # Seven-day yield

      * Non-income producing

      + Interest Only security for which the fund receives interest on notional principal (par)

      @ All or a portion of this security is on loan at May 31, 2002 - See
        Note 2

      ! Affiliated company

   144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to $53,080 and represents 2.8% of net assets

    AUD Australian dollar

    CAD Canadian dollar

    CMO Collateralized Mortgage Obligation

    EUR Euro

    GPM Graduated Payment Mortgage

    PTC Pass-Through Certificate

   REIT Real Estate Investment Trust

    TBA To Be Announced security was purchased on a forward commitment basis


The accompanying notes are an integral part of these financial statements.



T. Rowe Price New Income Fund
--------------------------------------------------------------------------------
                                                                    May 31, 2002



Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


Assets

Investments in securities, at value

  Affiliated companies (cost $312,585)                     $  312,585
  Other companies (cost $1,798,839)                         1,805,241

Total investments in securities                             2,117,826

Securities lending collateral                                 383,945

Other assets                                                   84,036

Total assets                                                2,585,807


Liabilities

Payable for investment securities purchased                   311,542

Obligation to return securities
  lending collateral                                          383,945

Other liabilities                                              26,914

Total liabilities                                             722,401


NET ASSETS                                                 $1,863,406
                                                           ----------

Net Assets Consist of:

Undistributed net
  investment income (loss)                                 $    2,995

Undistributed net realized
  gain (loss)                                                 (48,956)

Net unrealized gain (loss)                                      6,393

Paid-in-capital applicable
to 214,236,323 shares of
$1.00 par value capital
stock outstanding; 300,000,000
shares authorized                                           1,902,974

NET ASSETS                                                 $1,863,406
                                                           ----------

NET ASSET VALUE PER SHARE                                  $     8.70
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price New Income Fund
--------------------------------------------------------------------------------


Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                 Year
                                                                Ended
                                                              5/31/02

Investment Income (Loss)

Income

  Interest                                                 $  105,343

  Dividend                                                      1,890

  Securities lending                                            1,436

  Total income                                                108,669


Expenses
  Investment management                                         8,361

  Shareholder servicing                                         4,089

  Custody and accounting                                          241

  Prospectus and shareholder reports                               72

  Directors                                                        25

  Proxy and annual meeting                                         24

  Registration                                                     17

  Legal and audit                                                  17

  Miscellaneous                                                    24

  Total expenses                                               12,870

  Expenses paid indirectly                                        (24)

  Net expenses                                                 12,846

Net investment income (loss)                                   95,823


Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                   34,572

  Futures                                                        (368)

  Written options                                                 668

  Foreign currency transactions                                  (815)

  Net realized gain (loss)                                     34,057



Change in net unrealized gain (loss)

  Securities                                                   (2,208)

  Futures                                                         660

  Written options                                                 854

  Other assets and liabilities
  denominated in foreign currencies                                19

  Change in net unrealized gain (loss)                           (675)

Net realized and unrealized gain (loss)                        33,382

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $  129,205
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price New Income Fund
--------------------------------------------------------------------------------


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                  Year
                  Ended
                                                   5/31/02              5/31/01

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $        95,823      $       106,378

  Net realized gain (loss)                          34,057                6,299

  Change in net unrealized
  gain (loss)                                         (675)              87,117

  Increase (decrease)
  in net assets
  from operations                                  129,205              199,794


Distributions to shareholders

  Net investment income                            (96,406)            (106,306)


Capital share transactions *

  Shares sold                                      346,902              240,495

  Distributions reinvested                          90,767               99,203

  Shares redeemed                                 (291,357)            (381,670)

  Increase (decrease)
  in net assets
  from capital
  share transactions                               146,312              (41,972)


Net Assets

  Increase (decrease) during period                179,111               51,516

  Beginning of period                            1,684,295            1,632,779

  End of period                            $     1,863,406      $     1,684,295
                                           -------------------------------------

*Share information

  Shares sold                                       39,834               28,496

  Distributions reinvested                          10,415               11,807

  Shares redeemed                                  (33,537)             (45,218)

  Increase (decrease)in
  shares outstanding                                16,712               (4,915)


The accompanying notes are an integral part of these financial statements.



T. Rowe Price New Income Fund
--------------------------------------------------------------------------------
                                                                    May 31, 2002



Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price New Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 12, 1973. The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the closing bid and ask prices. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes. On June 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of mortgage- and asset-backed securities to be accounted for as interest income. Prior to June 1, 2001, the fund recognized premiums and discounts on mortgage- and asset-backed securities at the time of disposition or principal repayment as gain or loss. Upon adoption, the fund adjusted the cost of its mortgage- and asset-backed securities, and corresponding unrealized gain/loss thereon, in the amount of $190,000, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the year ended May 31, 2002, the effect of this change was to decrease net investment income by $653,000 ($0.003 per share), increase net realized gain/loss on securities by $552,000 ($0.003 per share), and increase net unrealized gain/loss on securities by $101,000. This change had no effect on the fund's net assets or total return.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures and forward currency exchange contracts are included in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Forward Currency Exchange Contracts During the year ended May 31, 2002, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

     Futures Contracts During the year ended May 31, 2002, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Portfolio of Investments at market value. Transactions in options written and related premiums received during the year ended May 31, 2002, were as follows:


--------------------------------------------------------------------------------
                                                 Number of
                                                 Contracts             Premiums


Outstanding at beginning
of period                                              175              223,000

Written                                              2,460            1,545,000

Closed                                              (1,835)          (1,399,000)

Outstanding at end of period                           800      $       369,000


     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At May 31, 2002, the value of loaned securities was $368,088,000; aggregate collateral consisted of $383,945,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $1,399,848,000 and $1,492,667,000, respectively, for the year ended May 31, 2002. Purchases and sales of U.S. government securities aggregated $2,595,501,000 and $2,377,407,000, respectively, for the year ended May 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     Distributions during the year ended May 31, 2002, totaled $96,406,000 and were characterized as ordinary income. At May 31, 2002, the tax-basis components of net assets were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                    $36,548,000

Unrealized depreciation                                    (30,453,000)

Net unrealized
appreciation (depreciation)                                  6,095,000

Undistributed ordinary income                                1,146,000

Capital loss carryforwards                                 (46,809,000)

Distributable earnings                                     (39,568,000)

Paid-in capital                                          1,902,974,000

Net assets                                              $1,863,406,000


     The fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. In 2002, the fund utilized $29,175,000 of capital loss carryforwards. As of May 31, 2002, the fund had $9,271,000 of capital loss carryforwards that expire in 2008, $37,538,000 that expire in 2009.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended May 31, 2002, the fund recorded the following permanent reclassifications, which relate primarily to the character of market discount at time of sale. Results of operations and net assets were not affected by these reclassifications.


--------------------------------------------------------------------------------
Undistributed net investment income                        $  905,000

Undistributed net realized gain                              (905,000)


     At May 31, 2002, the cost of investments for federal income tax purposes was $2,111,721,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $734,000 was payable at May 31, 2002. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2002, and for the year then ended, the effective annual group fee rate 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these related party agreements totaled approximately $2,109,000 for the year ended May 31, 2002, of which $183,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year ended May 31, 2002, the fund was allocated $1,548,000 of Spectrum expenses, $156,000 of which was payable at period-end. At May 31, 2002, approximately 36% of the outstanding shares of the fund were held by Spectrum.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 2002, totaled $3,140,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price New Income Fund
--------------------------------------------------------------------------------


Report of Independent Accountants
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of
T. Rowe Price New Income Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Income Fund, Inc. ("the Fund") at May 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002, by correspondence with custodians and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     June 19, 2002



T. Rowe Price New Income Fund
--------------------------------------------------------------------------------


Tax Information (Unaudited) for the Tax Year Ended 5/31/02
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For corporate shareholders, $973,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



T. Rowe Price New Income Fund
--------------------------------------------------------------------------------


About the Fund's Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors



Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
1993
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1983                            estate developers
--------------------------------------------------------------------------------
Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
2001
--------------------------------------------------------------------------------
David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
--------------------------------------------------------------------------------
F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
1983                            engineers
--------------------------------------------------------------------------------
Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.
--------------------------------------------------------------------------------
John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
1992                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company
--------------------------------------------------------------------------------
Hubert D. Vos                   Owner/President, Stonington Capital Corp.,
(8/2/33)                        a private investment company
2001
--------------------------------------------------------------------------------
Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
2001                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price New Income Fund
--------------------------------------------------------------------------------


Inside Directors
--------------------------------------------------------------------------------


Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
--------------------------------------------------------------------------------
William T. Reynolds             Director and Managing Director, T. Rowe Price
(5/26/48)                       and T. Rowe Price Group, Inc.; President,
1997                            New Income Fund
[37]
--------------------------------------------------------------------------------
James S. Riepe                  Director and Managing Director, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and
1983                            Managing Director, T. Rowe Price Group, Inc.;
[98]                            Chairman of the Board and Director, T. Rowe
                                Price Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                New Income Fund
--------------------------------------------------------------------------------
M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Managing Director, T.
1997                            Rowe Price Group, Inc.; Chief Investment
[98]                            Officer, Director, and Managing Director,
                                T. Rowe Price; Chairman and Director, T. Rowe
                                Price Global Asset Management Limited; Vice
                                President and Director, T. Rowe Price Trust
                                Company; Director, T. Rowe Price Global
                                Investment Services Limited and T. Rowe Price
                                International, Inc.
--------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.



Officers


Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Connice A. Bavely (3/5/51)              Vice President, T. Rowe Price and
Vice President, New Income Fund         T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Brian J. Brennan (7/14/64)              Vice President, T. Rowe Price and
Vice President, New Income Fund         T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Jennifer A. Callaghan (5/6/69)          Assistant Vice President, T. Rowe Price
Assistant Vice President,
New Income Fund
--------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, New Income Fund              Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.
--------------------------------------------------------------------------------
Patrick S. Cassidy (8/27/64)            Vice President, T. Rowe Price and
Vice President, New Income Fund         T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)
Vice President, New Income Fund         Managing Director, T. Rowe Price;
                                        Director and Managing Director, T. Rowe
                                        Price Group, Inc.; Vice President,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.; Vice President and Director,
                                        T. Rowe Price Investment Services, Inc.,
                                        T. Rowe Price Services, Inc., and
                                        T. Rowe Price Trust Company
--------------------------------------------------------------------------------
Alan D. Levenson (7/17/58)              Vice President, T. Rowe Price and
Vice President, New Income Fund         T. Rowe Price Group, Inc.; formerly
                                        Senior Vice President and Director of
                                        Research, Aubrey G. Lanston & Co., Inc.
--------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, New Income Fund              and T. Rowe Price Investment Services,
                                        Inc.
--------------------------------------------------------------------------------
David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, New Income Fund             Price Group, Inc., and T. Rowe Price
                                        Trust Company
--------------------------------------------------------------------------------
Edmund M. Notzon  (10/1/45)             Managing Director, T. Rowe Price and
Vice President, New Income Fund         T. Rowe Price Group, Inc.; Vice
                                        President, T. Rowe Price Investment
                                        Services, Inc., and T. Rowe Price Trust
                                        Company
--------------------------------------------------------------------------------
Vernon A. Reid Jr. (5/14/54)            Vice President, T. Rowe Price and
Vice President, New Income Fund         T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Robert M. Rubino (8/2/53)               Vice President, T. Rowe Price and
Vice President, New Income Fund         T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Daniel O. Shackelford (3/11/58)         Vice President, T. Rowe Price and
Vice President, New Income Fund         T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------


Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and

     Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------


T. Rowe Price Retirement Services


     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.


     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)

     No-Load Variable Annuities

     Small Business Retirement Plans


* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Web Services
--------------------------------------------------------------------------------


www.troweprice.com


     ACCOUNT INFORMATION

     Account Access allows you to access, in a secure environment, all of your
     T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure
     T. Rowe Price Account Access site.


     FINANCIAL TOOLS AND CALCULATORS

     College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

     Morningstar(registered trademark) Portfolio Tracker(service mark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

     Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

     Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


     INVESTMENT TRACKING AND INFORMATION

     My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

     Morningstar(registered trademark) Portfolio Watchlist(service mark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

     Morningstar(registered trademark) Portfolio X-Ray(service mark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------


STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*



BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced



BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond



MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money



INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price(registered trademark)
INVEST WITH CONFIDENCE

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

F43-050  5/31/02